UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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Hyzon Motors Signs Covenant to Join Utrecht, The Netherlands’ 1,800 Hydrogen Vehicle Initiative

•	The initiative, organized by the Dutch province of Utrecht, aims to deploy 1,800 hydrogen vehicles and up to 10 hydrogen refilling stations by 2025.

•	Hyzon’s European headquarters is based in The Netherlands and Hyzon Europe is manufacturing hydrogen trucks in the Groningen area.

•	Hyzon’s participation follows the recently launched Hyzon Zero Carbon Alliance, which promotes international collaboration and cooperation between partners along the hydrogen value chain.

ROCHESTER, N.Y., May 20, 2021 /PRNewswire/ — Hyzon Motors Inc. (“Hyzon”), a leading global supplier of zero-emission hydrogen fuel cell-powered heavy vehicles, today announced its execution of the Covenant on Hydrogen in Mobility in Utrecht (the “Covenant”). Through its participation, Hyzon plans to leverage existing technology to supply zero-emission transportation solutions specified in the initiative.

The initiative brings together partners at the forefront of the transition to hydrogen with the goal of stimulating production of green hydrogen and developing regional hydrogen fueling infrastructure. This clean fuel will power commercial vehicles including trucks and buses on the streets of Utrecht using hydrogen fuel cells.

The province of Utrecht is a leader in the hydrogen mobility space, with multiple hydrogen fueling stations already in use and additional stations planned. Utrecht aims to cement the region’s leadership in moving towards a zero-emissions future. By signing the Covenant, the parties affirm their commitment to contributing to the realization of the following, either directly or indirectly:

•	Construction of five to ten hydrogen filling stations

•	Operationalizing 300 trucks and other heavy vehicles powered by hydrogen

•	Placing 1,500 lighter vehicles (such as passenger cars and delivery vans) that run on hydrogen into service

•	Operationalizing one to two hydrogen-powered water vessels

•	Operationalizing two to five hydrogen-powered coach buses

Utrecht’s ambitions are particularly noteworthy due to the aggressive timeline: the parties have pledged to reach these goals by 2025. While the global transition to zero-emissions transportation is still in its early days, the initiative underscores both the importance and the viability of accelerating the shift. Hyzon Motors Europe BV moved into its new production facility in the Groningen area earlier in 2021 and is starting to produce and deliver hydrogen trucks to customers from that facility.

Hyzon’s participation follows the establishment of the Hyzon Zero Carbon Alliance, an international effort to advance hydrogen ecosystems. With founding members such as AXA, Bank of America, Raven SR, ReCarbon, and Total, Hyzon’s initiative aligns the supply and demand side of the sector, pooling collective expertise to make zero-emissions hydrogen mobility a reality.

Craig Knight, CEO and Co-Founder of Hyzon, said:

“The Utrecht 1,800 vehicle pledge connects and aligns partners along every step of the value chain: local governments, green hydrogen producers, distributors, FCEV OEMs, and customers. Hydrogen will play a significant role in decarbonizing transport; if we focus on building out the ecosystem through collaborations such as this and the Hyzon Zero Carbon Alliance, we can reach our zero emissions goals that much more swiftly.”

About Hyzon Motors Inc.

Headquartered in Rochester, NY and with operations in Europe, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a pure-play hydrogen mobility company with an exclusive focus on hydrogen in the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to produce zero-emission commercial vehicles for customers in North America, Europe, and across the world. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

As announced on February 9, 2021, Hyzon has entered into a definitive agreement for a business combination with Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB), a publicly-traded special purpose acquisition company (SPAC) that would result in Hyzon becoming a publicly listed company. Completion of the proposed transaction is subject to customary closing conditions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this press release, including those regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon and DCRB’s ability to consummate the transaction, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of DCRB’s Preliminary Proxy Statement on Schedule 14A filed with the SEC on March 17, 2021, as amended on May 14, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurance that Hyzon will achieve its expectations.

Hyzon Motors Contacts

For US, Europe and Global Media:

Brian Brooks

H+K Strategies

713.752.1901

brian.brooks@hkstrategies.com

For Australasian Media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

For Investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s proxy statement, which was initially filed with the SEC on March 17, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB initially filed a proxy statement with the SEC on March 17, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.